Dreyfus
Strategic Municipal
Bond Fund, Inc.

SEMIANNUAL REPORT
May 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            19   Notes to Financial Statements

                            25   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                   Dreyfus  Strategic Municipal Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Strategic Municipal Bond Fund, Inc., covering the six-month period from December 1, 2000 through May 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

While the past six months have been difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board's aggressive easing of monetary policy produced a 2.5 percentage-point drop in short-term interest rates, a move designed to stimulate economic growth by reducing borrowing costs for corporations and consumers. Passage of a $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current economic slowdown should give way to renewed economic growth later this year.

In our view, the implications of this economic scenario could be positive for the tax-exempt bond market. Although bond prices generally tend to fall when interest rates rise, better economic times should support the fiscal health of the states, cities, towns and other municipalities that issue tax-exempt bonds. Because municipal bonds often respond more to supply-and-demand forces than to interest-rate trends, a stronger economy may benefit the municipal marketplace.

Of course, our economic perspectives may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2001




DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did Dreyfus Strategic Municipal Bond Fund, Inc. perform during the period?

For the six-month reporting period ended May 31, 2001, Dreyfus Strategic Municipal Bond Fund, Inc. provided a total return of 6.32%.(1) The fund produced aggregate income dividends of $0.2802 per share, which is equal to an annualized
distribution    rate    of    6.33%    over    the    same    period.(2)

We attribute the market and fund's performance to a generally favorable environment for municipal bonds as interest rates fell in a weakening economy. In addition, the fund's performance was enhanced by our security selection strategy, which was designed to maximize current income.

What is the fund's investment approach?

The fund seeks high current income exempt from federal income taxes by investing in long-term, tax-exempt municipal bonds.

In so doing, we look for bonds that we believe can provide high current income. We strive to find such opportunities through analysis of individual bonds' structures. Within the context of our bond structure analyses, we pay particularly close attention to each bond's maturity and early redemption features.

Over time, many of the fund's older, higher yielding bonds have matured or were redeemed by their issuers. We have generally attempted to replace those bonds with new securities that offered currently higher than average income payments. We have also sought to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually sell bonds that are close to

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

their optimal redemption date or maturity. In addition, we conduct credit analysis of our holdings in an attempt to avoid potential defaults on interest
and    principal    payments.

What other factors influenced the fund's performance?

Falling interest rates in a weakening economy represented an important driver of the fund's performance. When the six-month reporting period began, ongoing economic deterioration caused tax-exempt yields to decline modestly. The Federal Reserve Board began to take steps to stimulate economic growth in early January 2001, when it implemented the first of the reporting period's five short-term interest-rate cuts for a total reduction of 250 basis points. In this declining interest-rate environment, yields on newly issued municipal bonds fell.

In addition, the municipal bond market was strongly influenced by supply-and-demand factors. Because of strong tax revenues in 1999 and 2000, many municipalities had little need to borrow. As a result, the supply of municipal bonds was generally lower than the same period one year earlier. At the same time, however, demand for high quality, tax-exempt securities surged from investors seeking a safe haven from a declining stock market. These technical factors put additional downward pressure on municipal bond yields.

In this declining interest-rate environment, we strove to maximize the fund's current income. We attempted to do so by using the proceeds of maturing and redeemed bonds to purchase tax-exempt securities with competitive yields, including bonds issued to finance health care and airport facilities. We also purchased bonds backed by certain states' settlements with tobacco companies, as well as bonds issued to pay for the construction of convention centers. On the other hand, we sold bonds that we believed might be adversely affected by deteriorating credit quality in a weakening economy. These sales included a small number of bonds that had been favorably affected by the successful resolution of credit concerns.


In addition, we took steps to improve the fund's credit profile during the reporting period by increasing the diversity of the fund's holdings and focusing on bonds that are highly rated by independent credit-rating agencies. In an environment with reduced differences in yields between high quality and lower quality bonds, it made little sense to assume the risks that lower rated bonds typically entail.

What is the fund's current strategy?

We have continued to manage the fund with a defensive bias, emphasizing high levels of tax-exempt income. While this has been a particularly challenging task in a declining interest-rate environment, we successfully maintained the fund's dividend through our attempts during the reporting period to protect the fund from the effects of early redemptions, maintained a relatively modest average duration, and took advantage of widening yield differences among bonds of various maturities. In addition, the investments we made with the proceeds of the fund's issuance of auction-rate preferred stock in January 2000 continued to support our efforts to maximize income. Of course, we are prepared to modify our strategy if and when economic and market conditions change.

June 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD ANNUALIZED, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

May 31, 2001 (Unaudited)


STATEMENT OF INVESTMENTS

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.2%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.5%

Alabama Industrial Development Authority, SWDR

   (Pine City Fiber Co.) 6.45%, 12/1/2023                                                     3,000,000                2,954,550

ALASKA--3.4%

Alaska Housing Finance Corporation:

   6.25%, 6/1/2035 (Insured; MBIA)                                                            7,825,000                8,186,358

   6.05%, 6/1/2039 (Insured; MBIA)                                                           12,185,000               12,602,093

ARIZONA--1.3%

Apache County Industrial Development Authority, PCR

   (Tuscon Electric Power Co.) 5.85%, 3/1/2028                                                8,500,000                7,683,490

ARKANSAS--.9%

Arkansas Development Finance Authority, SFMR

   6.25%, 1/1/2032                                                                            5,000,000                5,254,050

CALIFORNIA--1.4%

California Health Facilities Financing Authority,

  Health Facility Financing Revenue

   (Cedars-Sinai Medical Center) 6.25%, 12/1/2034                                             3,750,000                3,943,200

California Statewide Communities Development Authority, COP

   (The Internext Group) 5.375%, 4/1/2030                                                     5,000,000                4,507,250

COLORADO--.3%

Colorado Health Facilities Authority, Revenue

   (American Housing Foundation 1, Inc.) 10.25%, 12/1/2020                                    5,600,000  (a)           1,957,200

CONNECTICUT--2.3%

Connecticut Development Authority, PCR

   (Connecticut Light and Power) 5.95%, 9/1/2028                                             14,000,000               13,812,680

DELAWARE--1.0%

Delaware Health Facilities Authority, Revenue

   (Beebe Medical Center) 6.80%, 6/1/2024                                                     5,905,000                5,857,583

DISTRICT OF COLUMBIA--2.3%

District of Columbia Tobacco Settlement Financing Authority

   6.75%, 5/15/2040                                                                           7,000,000                7,254,660

Metropolitan Washington Airports Authority,

  Special Facilities Revenue

   (Caterair International Corp.) 10.125%, 9/1/2011                                           6,820,000                6,820,818

FLORIDA--5.5%

Florida Housing Finance Corporation, Housing Revenue

   (Seminole Ridge Apartments) 6%, 4/1/2041 (Insured; GNMA)                                   6,415,000                6,566,651

Florida Board of Education, Capital Outlay 8.921%, 6/1/2019                                  15,000,000  (b,c)        16,157,100

Lee County Industrial Development Authority,

  Health Care Facilities Revenue

   (Shell Point Village) 5.50%, 11/15/2029                                                    1,500,000                1,252,680


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Orange County Health Facilities Authority, Revenue

   (Orlando Regional Healthcare System) 6%, 10/1/2026                                         3,500,000                3,511,690

South Lake County Hospital District, Revenue

   (South Lake Hospital, Inc.) 5.80%, 10/1/2034                                               6,000,000                5,814,720

GEORGIA--1.7%

Private Colleges and Universities Facilities Authority, Revenue

  (Clark Atlanta University)

   8.25%, 1/1/2015 (Prerefunded 1/1/2003)                                                     9,280,000  (d)          10,422,368

IDAHO--.4%

Idaho Housing and Finance Association, SFMR

   6.35%, 1/1/2030 (Insured; FNMA)                                                            2,500,000                2,619,650

ILLINOIS--5.3%

Chicago-O'Hare International Airport, Special Facility Revenue:

   (Delta Airlines) 6.45%, 5/1/2018                                                           2,790,000                2,790,530

   (United Air Lines) 6.30%, 5/1/2016                                                         4,500,000                4,534,380

Illinois Development Finance Authority, Revenue:

  (Community Rehabilitation Providers Facilities

    Acquisition Program)

      6.05%, 7/1/2019                                                                         5,290,000                4,858,706

   HR (Adventist Health Systems/Sunbelt)

      5.50%, 11/15/2029                                                                       4,175,000                3,725,394

Illinois Health Facilities Authority, Revenue:

   (OSF Healthcare Systems) 6.25%, 11/15/2029                                                12,000,000               12,095,640

   (Advocate Network Health Care) 6.125%, 11/15/2022                                          4,000,000                4,073,080

INDIANA--5.2%

Burns Harbor Industrial Solid Waste Disposal Facilities, Revenue

   (Bethlehem Steel Corp.) 8%, 4/1/2024                                                       6,000,000                3,548,220

Franklin Township School Building Corp.

   6.125%, 1/15/2022                                                                          6,000,000                6,887,820

Indianapolis Airport Authority, Revenue:

   9.159%, 11/15/2031                                                                         4,375,000  (b,c)         3,774,750

   Special Facilities (United Air Lines) 6.50%, 11/15/2031                                   12,100,000               11,312,774

Jasper County, EDR (Georgia Pacific Corp.)

   5.60%, 4/1/2029                                                                            7,000,000                6,120,730

KENTUCKY--.5%

Kenton County Airport Board, Airport Revenue

   (Special Facilities--Delta Airlines) 6.125%, 2/1/2022                                      3,000,000                2,919,210

LOUISIANA--4.1%

Lake Charles Harbor and Terminal,

  District Port Facilities Revenue

   (Trunkline LNG Co.) 7.75%, 8/15/2022                                                      15,000,000               15,959,550

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

LOUISIANA (CONTINUED)

Parish of De Soto, Environmental Improvement Revenue

   (International Paper Co.) 6.55%, 4/1/2019                                                  2,900,000                2,970,586

West Feliciana Parish, PCR:

   (Entergy Gulf States) 6.60%, 9/1/2028                                                      4,000,000                4,031,160

   (Gulf States) 5.80%, 12/1/2015                                                             2,500,000                2,407,575

MARYLAND--1.0%

Baltimore County, PCR (Bethlehem Steel Corp.)

   7.50%, 6/1/2015                                                                            5,000,000                2,958,550

Maryland Industrial Development Financing Authority, EDR

  (Medical Waste Associates Limited Partnership)

   8.75%, 11/15/2010                                                                          4,135,000  (e)           2,894,500

MASSACHUSETTS--.7%

Massachusetts Health and Educational Facilities

  Authority, Revenue (Beth Israel Hospital)

   7.883%, 7/1/2025 (Insured; AMBAC)                                                          3,250,000  (b)           3,392,188

Pittsfield, SWDR (Vicon Recovery Associates)

   7.95%, 11/1/2004                                                                           1,110,000                1,113,774

MICHIGAN--1.6%

Michigan Hospital Finance Authority, HR

  (Genesys Health System Obligated Group)

   8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                                  5,000,000  (d)           5,961,950

Michigan Strategic Fund, SWDR

   (Genesee Power Station) 7.50%, 1/1/2021                                                    4,000,000                3,894,200

MISSISSIPPI--1.4%

Mississippi Business Finance Corporation, PCR

  (Systems Energy Resources, Inc.)

   5.90%, 5/1/2022                                                                            9,070,000                8,403,083

MISSOURI--1.6%

Jackson County Industrial Development Authority,

  Health Facilities Revenue

   (Carondelet Health Corp.) 9%, 7/1/2020                                                     6,615,000                6,696,034

Saint Louis Industrial Development Authority

   (Saint Louis Convention) 7.25%, 12/15/2035                                                 3,250,000                3,399,923

NEVADA--3.3%

Clark County, IDR:

  (Nevada Power Company)

      5.50%, 10/1/2030                                                                        7,000,000                5,982,340

   (Southwest Gas Corporation)

      6.50%, 12/1/2033                                                                        5,000,000                5,004,800

Washoe County (Reno-Sparks Convention)

   6.40%, 7/1/2029 (Insured; FSA)                                                             8,000,000                9,175,680


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW HAMPSHIRE--1.8%

New Hampshire Industrial Development Authority, PCR

   (Connecticut Light) 5.90%, 11/1/2016                                                       5,400,000                5,335,146

New Hampshire Business Finance Authority, PCR

   (Public Service Co.) 6%, 5/1/2021                                                          6,000,000                5,927,580

NEW JERSEY--3.2%

New Jersey Economic Development Authority:

  First Mortgage Revenue

      (The Evergreens) 9.25%, 10/1/2022                                                       4,925,000                5,423,115

   Special Facilities Revenue (Continental Airlines, Inc.):

      6.40%, 9/15/2023                                                                        7,000,000                6,722,660

      7.20%, 11/15/2030                                                                       7,000,000                7,260,330

NEW YORK--2.3%

New York City

   8%, 8/15/2018 (Prerefunded 8/15/2001)                                                      1,485,000  (d)           1,522,689

New York City Industrial Development Agency,

  Civic Facility Revenue

  (YMCA of Greater New York)

   8%, 8/1/2016 (Prerefunded 8/1/2001)                                                        2,910,000  (d)           2,991,218

New York State Dormitory Authority, Revenue:

   Judicial Facility Lease (Suffolk County) 9.50%, 4/15/2014                                    605,000                  692,852

   (Marymount Manhattan College) 6.25%, 7/1/2029                                              4,000,000                4,293,680

Tsasc, Inc. 6.375%, 7/15/2039                                                                 4,500,000                4,711,770

NORTH CAROLINA--.4%

North Carolina Eastern Municipal Power Agency,

   Power Systems Revenue 6.70%, 1/1/2019                                                      2,500,000                2,660,825

OHIO--2.7%

Cuyahoga County, HR (Metrohealth Systems)

   6.15%, 2/15/2029                                                                          10,000,000               10,002,500

Ohio Air Quality Development Authority, PCR

   6.10%, 8/1/2020                                                                            2,400,000                2,410,320

Ohio Water Development Authority, PCR

   (Cleveland Electric) 6.10%, 8/1/2020                                                       4,000,000                4,011,320

OKLAHOMA--2.4%

Oklahoma Development Finance Authority, Revenue

   (St. John Health System) 6%, 2/15/2029                                                     9,000,000                9,405,270

Oklahoma Industries Authority, Health System Revenue

   (Obligation Group) 5.75%, 8/15/2029 (Insured; MBIA)                                        5,000,000                5,109,900

PENNSYLVANIA--4.6%

Allegheny County Port Authority,

  Special Transportation Revenue

   6.125%, 3/1/2029 (Insured; MBIA)                                                           4,750,000                5,385,265

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Beaver County Industrial Development Authority, PCR

   (Cleveland Electric) 7.625%, 5/1/2025                                                      8,800,000                9,379,128

Pennsylvania Economic Development Financing Authority:

  Exempt Facilities Revenue (National Gypsum Company)

      6.125%, 11/1/2027                                                                       5,000,000                3,146,800

   RRR (Northhampton Generating Project)

      6.60%, 1/1/2019                                                                         4,200,000                4,173,792

Pennsylvania Housing Finance Agency,

  Multi-Family Development Revenue

   8.25%, 12/15/2019                                                                            289,000                  295,852

Washington County Authority, Capital Funding Revenue

  (Capital Projects and Equipment Program)

   6.15%, 12/1/2029 (Insured; AMBAC)                                                          5,000,000                5,649,350

RHODE ISLAND--1.0%

Rhode Island Health and Educational Building Corporation

  Higher Educational Facilities (University of Rhode Island)

   5.875%, 9/15/2029 (Insured; MBIA)                                                          5,910,000                6,179,378

SOUTH CAROLINA--2.4%

South Carolina Medical Facilities, Hospital Facilities Revenue

   6%, 7/1/2019                                                                               5,000,000                5,178,400

Tobacco Settlement Revenue Management Authority,

   Tobbacco Settlement Revenue 6.375%, 5/15/2028                                              9,500,000                9,606,305

TENNESSEE--2.8%

Memphis Center City Revenue Finance Corp.

  Sports Facility Revenue

   (Memphis Redbirds) 6.50%, 9/1/2028                                                         6,000,000                5,650,200

Tennessee Housing Development Agency

  (Homeownership Program):

      6%, 1/1/2028                                                                            5,910,000                6,088,778

      6.40%, 7/1/2031                                                                         5,000,000                5,311,850

TEXAS--12.0%

Austin (Convent Station) 6.70%, 1/1/2032                                                      4,250,000                4,222,418

Brazo River Authority, PCR 5.55%, 6/1/2030                                                    5,000,000                4,546,350

Gregg County Health Facilities Development Corporation, HR

   (Good Shepherd Medical Center) 6.375%, 10/1/2025                                           2,500,000                2,641,900

Harris County Health Facilities Development Corporation, HR

   (Memorial Hermann Healthcare) 6.375%, 6/1/2029                                             7,000,000                7,124,600

Houston Airport System, Special Facilities Revenue,

  Airport Improvement (Continental Airlines)

   6.125%, 7/15/2017                                                                          2,875,000                2,658,656



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Katy Independent School District

   6.125%, 2/15/2032                                                                         11,360,000                12,020,584

Sabine River Authority, PCR

   (TXU Electric) 6.45%, 6/1/2021                                                             3,000,000                 3,041,910

Springhill Courtland Heights Public Facility Corp. MFHR:

   5.85%, 12/1/2028                                                                           6,030,000                 5,964,936

   (Veterans ) 6.00%, 12/1/2030                                                               3,935,000                 4,068,790

   (Veterans Housing Assistance Program)

      6.10%, 6/1/2031                                                                         8,510,000                 8,841,294

Texas Department of Housing and Community Affairs,

  Collateralized Home Mortgage Revenue

   9.729%, 7/2/2024                                                                           6,850,000  (b)           8,040,187

Texas Public Property Finance Corp., Revenue

  (Mental Health and Retardation):

      8.625%, 9/1/2001                                                                          340,000                  344,746

      8.875%, 9/1/2011 (Prerefunded 9/1/2001)                                                 5,100,000  (d)           5,273,859

Tyler Health Facilities Development Corp., HR

  (East Texas Medical Center Regional

  Health Care System)

   6.75%, 11/1/2025                                                                           5,850,000                4,653,032

UTAH--1.6%

Carbon County, SWDR (Sunnyside Cogeneration):

   7.10%, 8/15/2023                                                                           4,975,000                5,046,789

   Zero Coupon 8/15/2024                                                                      1,545,000                  301,290

Tooele County, Hazardous Waste Treatment Revenue

   (Union Pacific) 5.70%, 11/1/2026                                                           5,000,000                4,528,350

VIRGINIA--5.6%

Fairfax County Water Authority, Revenue

   8.045%, 4/1/2029                                                                           4,000,000  (b,c)         4,098,440

Henrico County Industrial Development Authority,

  Revenue (Bon Secours Health Care System)

   7.924%, 8/23/2027                                                                          7,500,000  (b)           8,737,500

Virginia Housing Development Authority:

   MFHR 7.05%, 5/1/2018                                                                      12,000,000               12,424,440

   Rental Housing 6.20%, 8/1/2024                                                             8,520,000                8,813,940

WASHINGTON--1.7%

Washington Higher Education Facilities

  Authority, Revenue (Whitman College)

   5.875%, 10/1/2029                                                                         10,000,000               10,324,700

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WISCONSIN--5.6%

Wisconsin Housing and Economic Development Authority

  Homeownership Revenue:

      9.127%, 7/1/2025                                                                       10,600,000  (b,c)        11,286,562

      6.25%, 9/1/2027                                                                        13,300,000               13,768,559

Wisconsin Health and Educational Facilities

  Authority, Revenue

   (Aurora Health Care, Inc.) 5.60%, 2/15/2029                                               10,800,000                9,359,712

WYOMING--2.4%

Sweetwater County, SWDR (FMC Corp.):

   7%, 6/1/2024                                                                               2,200,000                2,243,516

   6.90%, 9/1/2024                                                                            2,000,000                2,032,180

Wyoming Student Loan Corporation, Student Loan Revenue:

   6.20%, 6/1/2024                                                                            5,000,000                5,205,600

   6.25%, 6/1/2029                                                                            5,000,000                5,207,450

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $599,709,689)                                                                                               599,414,481
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--.2%
------------------------------------------------------------------------------------------------------------------------------------

MISSISSIPPI--.1%

Harrison County, PCR, VRDN

   (Du Pont de Memours) 3%                                                                      800,000  (f)             800,000

VIRGINIA--.1%

Roanoke Industrial Development, HR, VRDN

   (Carilion Health Systems) 3%                                                                 700,000  (f)             700,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $1,500,000)                                                                                                   1,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $601,209,689)                                                             98.4%              600,914,481

CASH AND RECEIVABLES (NET)                                                                         1.6%                9,797,569

NET ASSETS                                                                                       100.0%              610,712,050



Summary of Abbreviations

AMBAC            American Municipal Bond Assurance
                     Corporation

COP              Certificate of Participation

EDR              Economic Development Revenue

FNMA             Federal National Mortgage Association

FSA              Financial Security Assurance

GNMA             Government National Mortgage
                     Association

HR               Hospital Revenue

IDR              Industrial Development Revenue

MBIA             Municipal Bond Investors Assurance
                     Insurance Corporation

MFHR             Multi-Family Housing Revenue

PCR              Pollution Control Revenue

RRR              Resources Recovery Revenue

SFMR             Single Family Mortgage Revenue

SWDR             Solid Waste Disposal Revenue

VRDN             Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              19.8

AA                               Aa                              AA                                               23.3

A                                A                               A                                                16.6

BBB                              Baa                             BBB                                              26.5

BB                               Ba                              BB                                                5.1

B                                B                               B                                                  .7

F-1+, F-1                        VMIG1, MIG1, P1                 SP1, A1                                            .2

Not Rated (g)                    Not Rated (g)                   Not Rated (g)                                     7.8

                                                                                                                 100.0

(A)   NON-INCOME PRODUCING SECURITY, INTEREST PAYMENTS IN DEFAULT.

(B)   INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
      PERIODICALLY.

(C)   SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
      OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
      REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31, 2001,
      THESE SECURITIES AMOUNTED TO $35,316,852 OR 5.8% OF NET ASSETS.

(D)   BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
      SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
      INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
      EARLIEST REFUNDING DATE.

(E)   NON-INCOME PRODUCING SECURITY.

(F)   SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE SUBJECT TO PERIODIC
      CHANGE.

(G)   SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
      HAVE BEEN DETERMINED BY THE INVESTMENT ADVISER TO BE OF COMPARABLE QUALITY
      TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           601,209,689   600,914,481

Cash                                                                    407,184

Interest receivable                                                  10,915,101

Receivable for investment securities sold                             3,392,074

Prepaid expenses                                                         32,181

                                                                    615,661,021
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           387,533

Payable for investment securities purchased                           4,222,418

Dividends payable to preferred shareholders                              39,576

Commissions payable                                                      30,539

Accrued expenses                                                        268,905

                                                                      4,948,971
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      610,712,050
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Auction Preferred Stock, Series A, B and C, par value $.001 per share
   (7,440 shares issued and outstanding at
   $25,000 per share liquidation preference)--Note 1                186,000,000

Common Stock, par value, $.001 per share
   (47,913,561 shares issued and outstanding)                            47,914

Paid-in capital                                                     446,759,134

Accumulated undistributed investment income--net                      1,216,310

Accumulated net realized gain (loss) on investments                 (23,016,100)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                              (295,208)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                        424,712,050
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      610,712,050
--------------------------------------------------------------------------------

COMMON SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)      47,913,561

NET ASSET VALUE PER COMMON STOCK,
   offering and redemption price per share ($)                             8.86

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended May 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     19,979,969

EXPENSES:

Management fee--Note 3(a)                                            1,513,269

Administration fee-Note 3(a)                                           756,634

Commission fees--Note 1                                                244,898

Professional fees                                                       87,231

Shareholders' reports                                                   34,999

Directors' fees and expenses--Note 3(b)                                 27,007

Registration fees                                                       24,488

Shareholder servicing costs                                             22,904

Interest expense--Note 2                                                 1,724

Custodian fees                                                             716

Miscellaneous                                                           17,040

TOTAL EXPENSES                                                       2,730,910

INVESTMENT INCOME--NET                                              17,249,059
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                302,082

Net unrealized appreciation (depreciation) on investments           11,752,792

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              12,054,874

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                29,303,933

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                             May 31, 2001         Year Ended
                                              (Unaudited)  November 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         17,249,059         33,291,425

Net realized gain (loss) on investments           302,082         (4,672,749)

Net unrealized appreciation (depreciation)
   on investments                              11,752,792          8,042,876

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   29,303,933         36,661,552
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Common Stock                                 (13,399,369)         (26,778,113)

Preferred Stock                               (3,416,961)          (7,597,500)

TOTAL DIVIDENDS                              (16,816,330)         (34,375,613)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Dividends reinvested--Note 1(c)                 1,143,388                --

Offering costs charged to paid-in capital resulting
   from issuance of Preferred Stock                   --             (163,370)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                   1,143,388            (163,370)

TOTAL INCREASE (DECREASE) IN NET ASSETS        13,630,991           2,122,569
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           597,081,059          594,958,490

END OF PERIOD                                 610,712,050          597,081,059

Undistributed investment income--net            1,216,310              783,581
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (COMMON SHARES):

INCREASE IN COMMON SHARES OUTSTANDING
   AS A RESULT OF DIVIDENDS REINVESTED           129,636                   --

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.

                                          Six Months Ended
                                              May 31, 2001                                    Year Ended November 30,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                8.60          8.56          9.52          9.49           9.54          9.60

Investment Operations:

Investment income--net                                 .36           .70           .58           .60            .62           .64

Net realized and unrealized
   gain (loss) on investments                          .25           .06          (.90)          .05           (.01)         (.08)

Total from Investment Operations                       .61           .76          (.32)          .65            .61           .56

Distributions:

Dividends from investment income--net:
   Common Stock                                       (.28)         (.56)         (.58)          (.62)         (.66)         (.62)
   Preferred Stock                                    (.07)         (.16)         (.02)             --           --            --

Total Distributions                                   (.35)         (.72)         (.60)          (.62)         (.66)         (.62)

Capital Stock transactions-net effect
   of Preferred Stock offering                          --          (.00)(a)      (.04)             --           --            --

Net asset value, end of period                        8.86          8.60          8.56           9.52          9.49          9.54

Market value, end of period                           8.85          81_8        711_16         103_16         105_8          93_4
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                 24.89(c,d,e)  13.30        (19.36)          2.23         16.60         12.61

                                                                                                     The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                              May 31, 2001                                   Year Ended November 30,
                                                                   -----------------------------------------------------------------
                                                (Unaudited)        2000           1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets
   applicable to Common Stock                  1.30(c,d,e)     1.34(d,e)      .91(d,e)            .81           .81           .82

Ratio of net investment
   income to average net assets
   applicable to Common Stock                  8.22(c,d,e)     8.25(d,e)     6.64(d,e)           6.26          6.55          6.82

Portfolio Turnover Rate                            8.34(f)    27.58         32.58                6.33          2.95         13.47

Asset coverage of
   Preferred Stock,
   end of period                                    328         321           320                 --             --            --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, net of
   Preferred Stock,
   end of period ($ x 1,000)                    424,712     411,081       408,958             453,893       446,152       440,681

Preferred Stock outstanding,
   end of period ($ x 1,000)( g)                186,000     186,000       186,000                 --             --            --

(A)   AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B)   CALCULATED BASED ON MARKET VALUE.

(C)   ANNUALIZED.

(D)   DOES NOT REFLECT THE EFFECT OF DIVIDENDS TO PREFERRED STOCK SHAREHOLDERS.

(E)   THE RATIO OF EXPENSES TO TOTAL AVERAGE NET ASSETS AND THE RATIO OF NET
      INVESTMENT INCOME TO TOTAL AVERAGE NET ASSETS WERE .90% AND 5.70%,
      RESPECTIVELY, FOR THE SIX MONTHS ENDED MAY 31, 2001, .92% AND 5.64%,
      RESPECTIVELY, FOR THE YEAR ENDED NOVEMBER 30, 2000 AND .84% AND 6.13%,
      RESPECTIVELY, FOR THE YEAR ENDED NOVEMBER 30, 1999.

(F)   NOT ANNUALIZED.

(G)   PREFERRED SHARES WERE ISSUED ON SEPTEMBER 22, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Strategic Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent believed by the fund's investment adviser to be consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser and administrator. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Boston Safe Deposit and Trust Company (the "Custodian") acts as the fund's custodian. The Custodian is a wholly-owned subsidiary of Mellon. PFPC Global Fund Services ("PFPC"), a subsidiary of PNC Bank ("PNC"), serves as the fund's transfer agent,
dividend-paying    agent,    registrar    and    plan    agent.

The fund has outstanding 2,480 shares of Series A, Series B and Series C for a total of 7.440 shares of Auction Preferred Stock ("APS"), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) . APS dividend rates are determined pursuant to periodic auctions. Bankers Trust, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS vote as a separate class on certain other matters, as required by law. The fund has designated Robin A. Pringle and John E. Zuccotti to represent holders of APS on the fund's Board of Directors.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued on the last business day of each week and month by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal securities and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to accrete market discounts on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c)  Dividends  to  shareholders  of  Common  Stock  ("Common Shareholder(s)"):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribu
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

tion. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net assets value per share on the record date, PFPC will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On May 31, 2001, the Board of Directors declared a cash dividend to Common Shareholders of $.0467 per share from investment income-net, payable on June 28, 2001 to Common Shareholders of record as of the close of business on June 14, 2001.

(d) Dividends to Shareholders of APS: For APS, dividends are currently reset every 7 days. The dividend rate in effect at May 31, 2001 were as follows:
Series A --2.90% , Series B--3.00% and Series C--2.90%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986 as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

The fund has an unused capital loss carryover of approximately $23,318,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2000. If not applied, $4,499,000 of the carryover expires in fiscal 2002, $9,312,000 expires in fiscal 2003, $3,964,000 expires in fiscal 2007 and $5,543,000 expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings


The average daily amount of borrowings outstanding during the period ended May 31, 2000 was approximately $1,700, with a related weighted average annualized interest rate of 6.29%.

NOTE 3--Investment Advisory Fee, Administration Fee and Other Transactions With
Affiliates:

(a) The fee payable by the fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of
 . 50 of 1% of the value of the fund's average weekly net assets. The fund also has an Administration Agreement with Dreyfus, a Custody Agreement with the Custodian and a Transfer Agency and Registrar Agreement with PFPC. The fund pays in the aggregate for administration, custody and transfer agency services a monthly fee based on an annual rate of .25 of 1% of the value of the fund's average weekly net assets; out-of pocket transfer agency and custody expenses are paid separately by the fund.

(b) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2001, amounted to $53,747,736 and $49,592,122, respectively.

At  May  31,  2001,  accumulated  net unrealized depreciation on investments was
$295,208,   consisting   of   $23,660,656   gross  unrealized  appreciation  and
$23,955,864 gross unrealized depreciation.

At May 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

OFFICERS AND DIRECTORS

Dreyfus Strategic Municipal Bond Fund, Inc.
200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino

David W. Burke

Hodding Carter, III

Ehud Houminer

Richard C. Leone

Hans C. Mautner

Robin A. Pringle ((+))

John E. Zuccotti ((+)

((+)) AUCTION PREFERRED STOCK DIRECTORS

OFFICERS

President
      Stephen E. Canter

Vice President and Treasurer
      Joseph Connolly

Executive Vice President
      Paul Disdier

Vice President
      Mark N. Jacobs

Secretary
      John B. Hammalian

Assistant Secretary
      Steven F. Newman

Assistant Secretary
      Michael A. Rosenberg

Assistant Treasurer
      Gregory S. Gruber

PORTFOLIO MANAGERS

Joseph P. Darcy

A. Paul Disdier

Douglas J. Gaylor

Joseph A. Irace

Colleen A. Meehan

PORTFOLIO MANAGERS (CONTINUED)

Richard J. Moynihan

W. Michael Petty

Scott Sprauer

Samuel J. Weinstock

Monica S. Wieboldt

INVESTMENT ADVISER AND ADMINISTRATOR

The Dreyfus Corporation

CUSTODIAN

Boston Safe Deposit and Trust Company

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND-PAYING AGENT,  REGISTRAR AND PLAN AGENT

PFPC Global Fund Services

(Common Stock)

Bankers Trust (Auction Preferred Stock)

AUCTION AGENT

Bankers Trust (Auction Preferred Stock)

STOCK EXCHANGE LISTING

NYSE Symbol: DSM

INITIAL SEC EFFECTIVE DATE

11/22/89

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--MUNICIPAL BOND FUNDS" EVERY MONDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                                                           For More Information

                        Dreyfus Strategic Municipal
                        Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Boston Safe Deposit and Trust Company
                        One Boston Place
                        Boston, MA 02108

                      Transfer Agent &
                      Dividend-Paying Agent,

                        Registrar and Plan Agent
                        PFPC Global Fund Services
                        (Common Stock)
                        101 Federal Street
                        Boston, MA 02110

(c) 2001 Dreyfus Service Corporation                                  852SA0501